EXHIBIT 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information and accompanying notes reflect the pro forma effects of the OMP Merger (defined below) completed on February 1, 2022.
On October 25, 2021, Oasis Midstream Partners LP (“OMP”) and OMP GP LLC (“OMP GP”) entered into an Agreement and Plan of Merger (the “OMP Merger”) with Crestwood Equity Partners LP (“Crestwood”). Pursuant to the terms of the OMP Merger, Oasis Petroleum Inc. (the “Company” or “Oasis”) received consideration of $160.0 million in cash and approximately 21 million common units of Crestwood in exchange for the Company’s approximate 70% ownership of OMP and all of the limited liability company interests of OMP GP. In connection with and prior to completion of the OMP Merger, the Company contributed substantially all of its remaining midstream assets to OMP in exchange for cash consideration of $6.7 million. Upon closing of the OMP Merger on February 1, 2022, the Company owns approximately 21.7% of the issued and outstanding common units of Crestwood. In addition, the Company appointed two directors to the Board of Directors of Crestwood GP Equity LLC, a Delaware limited liability company and the general partner of Crestwood (“Crestwood GP”), in connection with the execution of a director nomination agreement at closing, pursuant to which Crestwood granted Oasis director designation rights. Pursuant to the director nomination agreement, for so long as Oasis and its affiliates own 15% of the issued and outstanding Crestwood common units, Oasis may designate two directors to the board of Crestwood GP. Oasis may designate one director if Oasis and its affiliates hold at least 10% (but less than 15%) of the issued and outstanding Crestwood common units. The OMP Merger was unanimously approved by the Board of Directors of both Oasis and Crestwood and was also unanimously approved by the Board of Directors and Conflicts Committee of OMP GP. The OMP Merger represents a strategic shift for the Company and qualifies for reporting as a discontinued operation in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-20, Presentation of financial statements – Discontinued Operations (“ASC 205-20”).
Upon closing of the OMP Merger, the Company has the ability to exercise significant influence over Crestwood due to its approximate 21.7% ownership of Crestwood’s issued and outstanding common units and director designation rights. The Company expects to account for its investment in Crestwood under the equity method of accounting in accordance with FASB ASC 323, Investments-Equity Method and Joint Ventures (“ASC 323”). The pro forma financial information and historical financial statements related to the acquired equity method investment are not included in this Form 8-K report and will be filed by amendment within 71 calendar days after the date on which this Form 8-K report is required to be filed.
The unaudited pro forma condensed consolidated financial information has been derived from the historical consolidated financial statements of the Company. On November 19, 2020 (the “Emergence Date”), the Company emerged from bankruptcy and adopted fresh start accounting in accordance with FASB ASC 852, Reorganizations (“ASC 852”), which resulted in a new basis of accounting and the Company becoming a new entity for financial reporting purposes. References to “Successor” relate to the Company’s financial position and results of operations as of and subsequent to the Emergence Date. References to “Predecessor” relate to the Company’s financial position prior to, and its results of operations through and including, the Emergence Date. The unaudited pro forma condensed consolidated balance sheet at September 30, 2021 was prepared as if the OMP Merger had occurred on September 30, 2021. The unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2021, the period from January 1, 2020 through November 19, 2020 and the period from November 20, 2020 through December 31, 2020 were prepared as if the OMP Merger had occurred on January 1, 2020. In addition, the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018 and 2019 were included in accordance with ASC 205-20 to show the effects of the OMP Merger as a discontinued operation for comparative purposes. In accordance with Regulation S-X 11-02, the unaudited pro forma condensed consolidated statements of operations are presented through income from continuing operations.
The unaudited pro forma condensed consolidated financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by the Company’s management; accordingly, actual results could differ materially from the pro forma information. Management believes that the assumptions used to prepare the unaudited pro forma condensed consolidated financial information and accompanying notes provide a reasonable and reliably determinable basis for presenting the significant effects of the above transaction. The following unaudited pro forma condensed consolidated statements of operations do not purport to represent what the Company’s results of operations would have been if the OMP Merger had occurred on January 1, 2020. The unaudited pro forma condensed consolidated financial information should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.

Oasis Petroleum Inc.
Condensed Consolidated Balance Sheet (Unaudited)
As of September 30, 2021
(In thousands, except share data)

		Transaction Accounting Adjustments
	As Reported	OMP Merger		Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$448,608	$(23,032)	(a)	$585,576
		160,000	(b)
Accounts receivable, net	269,740	(5,225)	(a)	264,515
Inventory	28,309	(10,149)	(a)	18,160
Prepaid expenses	4,274	(1,061)	(a)	3,213
Other current assets	2,326	(152)	(a)	2,174
Total current assets	753,257	120,381		873,638
Property, plant and equipment
Oil and gas properties (successful efforts method)	733,585	2,760	(a)	736,345
Other property and equipment	962,174	(914,330)	(a)	47,844
Less: accumulated depreciation, depletion and amortization	(112,915)	29,549	(a)	(83,366)
Total property, plant and equipment, net	1,582,844	(882,021)		700,823
Restricted cash – non–current	400,000	—		400,000
Derivative instruments	39,717	—		39,717
Equity method investment in unconsolidated affiliate	—	591,780	(c)	591,780
Long-term inventory	17,510	—		17,510
Operating right-of-use assets	5,115	(917)	(a)	4,198
Intangible assets	41,624	(40,958)	(a)	666
Goodwill	70,534	(70,534)	(a)	—
Other assets	88,911	(1,607)	(a)	87,304
Total assets	$2,999,512	$(283,876)		$2,715,636

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$5,522	$(489)	(a)	$5,033
Revenues and production taxes payable	232,217	(1,336)	(a)	230,881
Accrued liabilities	129,000	(34,537)	(a)	163,779
		60,881	(d)
		8,435	(e)
Accrued interest payable	26,361	(18,412)	(a)	7,949
Derivative instruments	266,337	—		266,337
Advances from joint interest partners	1,874	—		1,874
Current operating lease liabilities	1,914	(973)	(a)	941
Other current liabilities	1,859	(564)	(a)	9,657
		8,362	(f)
Total current liabilities	665,084	21,367		686,451
Long-term debt	1,041,895	(650,390)	(a)	391,505
Deferred income taxes	984	—		984

Asset retirement obligations	45,974	(885)	(a)	45,089
Derivative instruments	142,516	—		142,516
Operating lease liabilities	1,706	—		1,706
Other liabilities	8,022	(6,358)	(a)	1,664
Total liabilities	1,906,181	(636,266)		1,269,915
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 60,000,000 shares authorized; 20,096,011 shares issued and 19,905,228 shares outstanding at September 30, 2021 and 20,093,017 shares issued and 20,093,017 shares outstanding at December 31, 2020	200	—		200
Treasury stock, at cost: 190,783 shares at September 30, 2021 and no shares at December 31, 2020	(14,560)	—		(14,560)
Additional paid-in capital	866,992	—		866,992
Retained earnings	51,810	541,279	(g)	593,089
Oasis share of stockholders’ equity	904,442	541,279		1,445,721
Non-controlling interests	188,889	(188,889)	(a)	—
Total stockholders’ equity	1,093,331	352,390		1,445,721
Total liabilities and stockholders’ equity	$2,999,512	$(283,876)		$2,715,636

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
Nine Months Ended September 30, 2021 (Successor)
(In thousands, except per share data)

		Transaction Accounting Adjustments
	As Reported	OMP Merger		Pro Forma

Revenues
Oil and gas revenues	$782,324	$(866)	(a)	$781,458
Purchased oil and gas sales	183,885	92,465	(b)	276,350
Midstream revenues	183,807	(183,807)	(a)	—
Other services revenues	542	—		542
Total revenues	1,150,558	(92,208)		1,058,350
Operating expenses
Lease operating expenses	98,888	47,526	(a)	146,414
Midstream expenses	83,841	(83,841)	(a)	—
Other services expenses	47	—		47
Gathering, processing and transportation expenses	52,596	38,324	(a)	90,920
Purchased oil and gas expenses	187,745	88,044	(b)	275,789
Production taxes	50,933	—		50,933
Depreciation, depletion and amortization	112,581	(28,605)	(a)	83,976
Exploration expenses	1,936	—		1,936
Impairment	5	(2)	(a)	3
General and administrative expenses	60,461	1,039	(a)	61,500
Total operating expenses	649,033	62,485		711,518
Gain on sale of properties	228,473	—		228,473
Operating income	729,998	(154,693)		575,305
Other expense
Net loss on derivative instruments(1)	(550,342)	—		(550,342)
Interest expense, net of capitalized interest	(49,421)	26,372	(a)	(23,049)
Other expense	(859)	63	(a)	(796)
Total other expense	(600,622)	26,435		(574,187)
Income from continuing operations before income taxes	129,376	(128,258)		1,118
Income tax expense	—	—		—
Net income from continuing operations	129,376	(128,258)		1,118
Net income from continuing operations attributable to non-controlling interests	27,654	(27,654)	(a)	—
Net income from continuing operations attributable to Oasis	$101,722	$(100,604)		$1,118
Net earnings from continuing operations attributable to Oasis per share:
Basic	$5.11			$0.06
Diluted	4.96			0.05
Weighted average shares outstanding:
Basic	19,905			19,905
Diluted	20,508			20,508
_______________
(1) The Company recorded an unrealized loss on derivative instruments of $390.3 million during the nine months ended September 30, 2021.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share data)

	Predecessor				Successor
	Period from January 1, 2020 through November 19, 2020				Period from November 20, 2020 through December 31, 2020
		Transaction Accounting Adjustments				Transaction Accounting Adjustments
	Historical Predecessor	OMP Merger		Pro Forma	Historical Successor	OMP Merger		Pro Forma

Revenues
Oil and gas revenues	$603,585	$(2,075)	(a)	$601,510	$86,442	$(297)	(a)	$86,145
Purchased oil and gas sales	186,367	50,744	(b)	237,111	7,227	13,406	(b)	20,633
Midstream revenues	166,631	(166,631)	(a)	—	26,031	(26,031)	(a)	—
Other services revenues	6,836	—		6,836	215	—		215
Total revenues	963,419	(117,962)		845,457	119,915	(12,922)		106,993
Operating expenses
Lease operating expenses	118,372	42,034	(a)	160,406	17,841	4,676	(a)	22,517
Midstream expenses	42,987	(42,987)	(a)	—	10,572	(10,572)	(a)	—
Other services expenses	6,658	—		6,658	—	—		—
Gathering, processing and transportation expenses	85,896	31,988	(a)	117,884	9,124	4,074	(a)	13,198
Purchased oil and gas expenses	185,893	43,163	(b)	229,056	7,357	12,921	(b)	20,278
Production taxes	45,439	—		45,439	5,938	—		5,938
Depreciation, depletion and amortization	291,115	(20,113)	(a)	271,002	16,094	(2,305)	(a)	13,789
Exploration expenses	2,748	—		2,748	—	—		—
Rig termination	1,279	—		1,279	—	—		—
Impairment	4,937,143	(111,613)	(a)	4,825,530	—	—		—
General and administrative expenses	145,294	310	(a)	144,700	14,224	579	(a)	14,803
		(904)	(d)
Litigation settlement	22,750	—		22,750	—	—		—
Total operating expenses	5,885,574	(58,122)		5,827,452	81,150	9,373		90,523
Gain on sale of properties	10,396	—		10,396	11	—		11
Operating income (loss)	(4,911,759)	(59,840)		(4,971,599)	38,776	(22,295)		16,481
Other income (expense)
Net gain (loss) on derivative instruments	233,565	—		233,565	(84,615)	—		(84,615)
Interest expense, net of capitalized interest	(181,484)	39,648	(a)	(141,836)	(3,168)	1,148	(a)	(2,020)
Gain on extinguishment of debt	83,867	—		83,867	—	—		—
Reorganization items, net	786,831	(120,915)	(e)	665,916	—	—		—
Other income (expense)	1,407	(136)	(a)	1,271	(402)	1	(a)	(401)
Total other income (expense), net	924,186	(81,403)		842,783	(88,185)	1,149		(87,036)
Loss from continuing operations before income taxes	(3,987,573)	(141,243)		(4,128,816)	(49,409)	(21,146)		(70,555)
Income tax benefit (expense)	262,962	(8,362)	(c)	254,600	3,447	—		3,447
Net loss from continuing operations	(3,724,611)	(149,605)		(3,874,216)	(45,962)	(21,146)		(67,108)
Net income (loss) from continuing operations attributable to non-controlling interests	(84,283)	6,546	(a)	—	3,950	(3,950)	(a)	—
		77,737	(f)

Net loss from continuing operations attributable to Oasis	$(3,640,328)	$(233,888)	$(3,874,216)	$(49,912)	$(17,196)	$(67,108)
Net loss from continuing operations attributable to Oasis per share:
Basic	$(11.46)		$(12.20)	$(2.50)		$(3.36)
Diluted	(11.46)		(12.20)	(2.50)		(3.36)
Weighted average shares outstanding:
Basic	317,644		317,644	19,991		19,991
Diluted	317,644		317,644	19,991		19,991

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
Year Ended December 31, 2019 (Predecessor)
(In thousands, except per share data)

		Transaction Accounting Adjustments
	As Reported	OMP Merger		Pro Forma

Revenues
Oil and gas revenues	$1,408,771	$(962)	(a)	$1,407,809
Purchased oil and gas sales	408,791	72,223	(b)	481,014
Midstream revenues	212,208	(212,208)	(a)	—
Other services revenues	41,974	—		41,974
Total revenues	2,071,744	(140,947)		1,930,797
Operating expenses
Lease operating expenses	223,384	65,306	(a)	288,690
Midstream expenses	62,146	(62,146)	(a)	—
Other services expenses	28,761	—		28,761
Gathering, processing and transportation expenses	128,806	45,220	(a)	174,026
Purchased oil and gas expenses	409,180	65,734	(b)	474,914
Production taxes	112,592	—		112,592
Depreciation, depletion and amortization	787,192	(15,552)	(a)	771,640
Exploration expenses	6,658	—		6,658
Rig termination	384	—		384
Impairment	10,257	—		10,257
General and administrative expenses	143,506	5,089	(a)	148,595
Total operating expenses	1,912,866	103,651		2,016,517
Loss on sale of properties	(4,455)	—		(4,455)
Operating income (loss)	154,423	(244,598)		(90,175)
Other income (expense)
Net loss on derivative instruments	(106,314)	—		(106,314)
Interest expense, net of capitalized interest	(176,223)	16,936	(a)	(159,287)
Gain on extinguishment of debt	4,312	—		4,312
Other income	440	129	(a)	569
Total other income (expense), net	(277,785)	17,065		(260,720)
Loss from continuing operations before income taxes	(123,362)	(227,533)		(350,895)
Income tax benefit	32,715	—		32,715
Net loss from continuing operations	(90,647)	(227,533)		(318,180)
Net income from continuing operations attributable to non-controlling interests	37,596	(37,596)	(a)	—
Net loss from continuing operations attributable to Oasis	$(128,243)	$(189,937)		$(318,180)
Net loss from continuing operations attributable to Oasis per share:
Basic	$(0.41)			$(1.01)
Diluted	(0.41)			(1.01)
Weighted average shares outstanding:
Basic	315,002			315,002
Diluted	315,002			315,002
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
Year Ended December 31, 2018 (Predecessor)
(In thousands, except per share data)

		Transaction Accounting Adjustments
	As Reported	OMP Merger		Pro Forma

Revenues
Oil and gas revenues	$1,590,024	$—		$1,590,024
Purchased oil and gas sales	550,344	1,464	(b)	551,808
Midstream revenues	120,504	(120,504)	(a)	—
Other services revenues	61,075	—		61,075
Total revenues	2,321,947	(119,040)		2,202,907
Operating expenses
Lease operating expenses	193,912	53,611	(a)	247,523
Midstream expenses	32,758	(32,758)	(a)	—
Other services expenses	41,200	—		41,200
Gathering, processing and transportation expenses	107,193	24,770	(a)	131,963
Purchased oil and gas expenses	553,461	1,445	(b)	554,906
Production taxes	133,696	—		133,696
Depreciation, depletion and amortization	636,296	(12,285)	(a)	624,011
Exploration expenses	27,432	—		27,432
Impairment	384,228	—		384,228
General and administrative expenses	121,346	6,403	(a)	127,749
Total operating expenses	2,231,522	41,186		2,272,708
Gain on sale of properties	28,587	—		28,587
Operating income (loss)	119,012	(160,226)		(41,214)
Other income (expense)
Net gain on derivative instruments	28,457	—		28,457
Interest expense, net of capitalized interest	(159,085)	2,343	(a)	(156,742)
Loss on extinguishment of debt	(13,848)	—		(13,848)
Total other income (expense), net	(144,355)	2,343		(142,012)
Loss from continuing operations before income taxes	(25,343)	(157,883)		(183,226)
Income tax benefit	5,843	—		5,843
Net loss from continuing operations	(19,500)	(157,883)		(177,383)
Net income from continuing operations attributable to non-controlling interests	15,796	(15,796)	(a)	—
Net loss from continuing operations attributable to Oasis	$(35,296)	$(142,087)		$(177,383)
Net loss from continuing operations attributable to Oasis per share:
Basic	$(0.11)			$(0.58)
Diluted	(0.11)			(0.58)
Weighted average shares outstanding:
Basic	307,480			307,480
Diluted	307,480			307,480
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
1. Basis of Presentation
On October 25, 2021, OMP and OMP GP entered into the OMP Merger with Crestwood. Pursuant to the terms of the OMP Merger, the Company received $160.0 million in cash and approximately 21 million common units of Crestwood in exchange for its approximate 70% ownership of OMP and all of the limited liability company interests of OMP GP. In connection with and prior to completion of the OMP Merger, the Company contributed substantially all of its remaining midstream assets to OMP in exchange for cash consideration of $6.7 million. The OMP Merger was completed on February 1, 2022. Upon closing of the OMP Merger, the Company owns approximately 21.7% of the issued and outstanding common units of Crestwood. In addition, the Company appointed two directors to the Board of Directors of Crestwood GP in connection with the execution of a director nomination agreement at closing.
The OMP Merger represents a strategic shift for the Company and qualifies for reporting as a discontinued operation in accordance with ASC 205-20. At closing, the Company will account for the derecognition of OMP from its consolidated financial statements in accordance with FASB ASC 810-10, Consolidation (“ASC 810-10”). In accordance with ASC 810-10, since the Company no longer controls OMP, the Company will deconsolidate OMP from its consolidated financial statements by derecognizing the assets, liabilities and equity of OMP, including non-controlling interests. Upon deconsolidation, the Company expects to record a gain under income from discontinued operations, net of income tax. In accordance with Article 11 of Regulation S-X, the pro forma adjustments presented herein do not show the effects of the estimated gain on sale of $549.6 million (including estimated transaction costs of $17.9 million) on the pro forma unaudited condensed consolidated statements of operations since this item will be recorded to income from discontinued operations.
In addition, upon closing of the OMP Merger, the Company has the ability to exercise significant influence over Crestwood due to its approximate 21.7% ownership of Crestwood’s issued and outstanding common units and director designation rights. The Company expects to account for its investment in Crestwood under the equity method of accounting in accordance with ASC 323. The pro forma financial information and historical financial statements related to the acquired equity method investment are not included in this Form 8-K report and will be filed by amendment within 71 calendar days after the date on which this Form 8-K report is required to be filed.
The unaudited pro forma condensed consolidated financial information has been derived from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet at September 30, 2021 was prepared as if the OMP Merger had occurred on September 30, 2021. The unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2021, the period from January 1, 2020 through November 19, 2020 and the period from November 20, 2020 through December 31, 2020 were prepared as if the OMP Merger had occurred on January 1, 2020. In addition, the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2018 and 2019 were included in accordance with ASC 205-20 to show the effects of the OMP Merger as a discontinued operation for comparative purposes. In accordance with Regulation S-X 11-02, the unaudited pro forma condensed consolidated statements of operations are presented through income from continuing operations.
The unaudited pro forma condensed consolidated financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by management; accordingly, actual results could differ materially from the pro forma information. Management believes the assumptions provide a reasonable and reliably determinable basis for presenting the significant effects of the transactions described above. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and may or may not provide an indication of results in the future.
2. Pro Forma Adjustments and Assumptions
Balance Sheet
The unaudited pro forma condensed consolidated balance sheet at September 30, 2021 reflects the following adjustments:

(a) Represents the derecognition of assets, liabilities and equity components of OMP in connection with the OMP Merger.
(b) Represents the cash consideration received upon closing of the OMP Merger.
(c) Represents the estimated fair value of equity consideration received in the OMP Merger calculated as 21 million common units representing limited partner interests in Crestwood multiplied by the closing price of Crestwood’s publicly traded common units on February 1, 2022 of $28.18 per common unit.

(d) Represents intercompany payables from Oasis to OMP for midstream services as of September 30, 2021. The Company will have continuing cash outflows to Crestwood for gathering, processing, transportation and water handling costs pursuant to the existing contractual arrangements between the Company and OMP that were assigned to Crestwood at closing.
(e) Represents the estimated transaction costs from the OMP Merger incurred by Oasis. Excludes estimated transaction costs from the OMP Merger of $9.5 million that were incurred by OMP.
(f) Represents the estimated income tax impact from the OMP Merger.
(g) Represents the impact to retained earnings from the estimated gain recorded in connection with the OMP Merger of $549.6 million, offset by the estimated income tax impact from the OMP Merger of $8.4 million. The estimated gain was calculated as follows:

(In thousands)
Cash consideration	$160,000
Fair value of equity consideration	591,780
Carrying amount of non-controlling interests in OMP	188,889
Less:
Carrying amount of OMP assets	$1,096,537
Carrying amount of OMP liabilities	(723,400)
Carrying amount of OMP net assets	$373,137

Estimated transaction costs(1)	17,891

Gain from OMP Merger	$549,641
(1) Includes estimated transaction costs of $8.4 million incurred by Oasis and $9.5 million incurred by OMP.

Statements of Operations
The unaudited pro forma condensed consolidated statements of operations for the nine month period ended September 30, 2021, the period from January 1, 2020 through November 19, 2020, the period from November 20, 2020 through December 31, 2020, the year ended December 31, 2019 and the year ended December 31, 2018 reflect the following adjustments:
(a) Represents the derecognition of revenues and expenses from the OMP Merger. The Company will have continuing cash outflows to Crestwood for gathering, processing, transportation and water handling costs pursuant to the existing contractual arrangements between the Company and OMP that were assigned to Crestwood at closing. Historically, these transactions were eliminated within lease operating expenses and gathering, processing and transportation expenses for operated properties and within oil and gas revenues for non-operated properties.
(b) Represents the purchase of residue gas and natural gas liquids (“NGLs”), which were subsequently sold to third parties. The Company has historically eliminated the intercompany purchase of residue gas and NGLs from OMP in its consolidated financial statements within midstream expenses. In addition, the subsequent sale of residue gas and NGLs to third parties that was purchased from OMP has historically been reported within midstream revenues. The Company has reclassified these transactions to purchased oil and gas expenses and purchased oil and gas sales, respectively, to reflect their continuing impact.
(c) Represents the estimated income tax impact from the OMP Merger.
(d) Represents the unrecognized compensation cost that was immediately expensed on the Emergence Date primarily for Class B units in OMP GP.
(e) Represents reorganization items recognized on the Emergence Date, as follows:

(In thousands)
Gain on debt discharge(1)	$28,014
Gain on revaluation adjustments	92,901
Total reorganization items, net	$120,915
(1) Represents the write-off of a specified default interest charge incurred during 2020 by OMP that was waived on the Emergence Date.
(f) Represents the impacts to non-controlling interests from the application of fresh start accounting during 2020 as follows: (i) net loss from fresh start adjustments attributable to non-controlling interests of $86.8 million; offset by (ii) net income from reorganization adjustments attributable to non-controlling interests of $9.1 million.